Exhibit 99.1


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                        EYE CARE CENTERS OF AMERICA, INC.

                           THE GUARANTORS NAMED HEREIN

                                       and

                        THE BANK OF NEW YORK, as Trustee

                             -----------------------


                          THIRD SUPPLEMENTAL INDENTURE


                          Dated as of January 14, 2005

                                     to the

                                    INDENTURE

                           Dated as of April 24, 1998

                                      among

                        EYE CARE CENTERS OF AMERICA, INC.

                          THE GUARANTORS NAMED THEREIN

                                       and

               UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee

                             -----------------------


                    9 1/8% Senior Subordinated Notes due 2008



          Floating Interest Rate Subordinated Term Securities due 2008



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           THIRD SUPPLEMENTAL INDENTURE (the "Third Supplemental Indenture")
dated as of January 14, 2005 by and between Eye Care Centers of America, Inc. (the "Company"), the subsidiary guarantors listed in Schedule A hereto (the "Guarantors") and The Bank of New York (as successor in interest to United States Trust Company of New York), as Trustee (the "Trustee").

           WHEREAS, the Company has issued its 9?% Senior Subordinated Notes due 2008 (the "Fixed Rate Notes") and its Floating Interest Rate Subordinated Term Securities due 2008 (the "Floating Rate Notes" and, together with the Fixed Rate Notes, the "Notes") pursuant to the Indenture dated as of April 24, 1998 (the "Indenture");

           WHEREAS pursuant to an Offer to Purchase and Consent Solicitation Statement dated January 3, 2005 (the "Offer and Solicitation Statement") the Company has offered to purchase for cash any and all of the outstanding Notes and has solicited the consents (the "Consents") of Holders of the Notes to amend the Indenture (the "Proposed Amendments");

           WHEREAS, pursuant to s. 9.2 of the Indenture, the Company, the Guarantors and the Trustee may amend the Indenture with the consent of the Holders of a majority in aggregate principal amount of the outstanding Notes;

           WHEREAS, the Holders of at least a majority of the aggregate principal amount of the outstanding Notes have validly delivered and not validly withdrawn their Consents to the Proposed Amendments; and

           WHEREAS, all things necessary to make this Third Supplemental Indenture a valid supplement to the Indenture have been done.

           NOW THEREFORE, the parties agree as follows:

           SECTION 1. Certain Definitions. Unless otherwise stated, all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Indenture.

           SECTION 2. Amendments to the Indenture. Effective upon the Acceptance Date, as defined in the Offer and Solicitation Statement, the following sections and subsections in the Indenture and all references to such sections and subsections in the Indenture shall be deleted in their entirety:

           (a)        Sections 4.2, 4.3, 4.4, 4.5, 4.7, 4.9, 4.10, 4.11, 4.12,
                      4.15, 4.16, 4.17, 4.18, 4.19;

           (b)        Subsections (a)(ii), (a)(iii), and (a)(iv) of Section 5.1;
                      and

           (c)        Subsections (3), (4), (5) and (6) of Section 6.1.

           SECTION 3. Effectiveness. Subject to Section 2 hereof, this Third Supplemental Indenture shall become effective as of the date first above written.

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           SECTION 4. Governing Law. This Third Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York.

           SECTION 5. Counterparts. This Third Supplemental Indenture may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

           SECTION 6. Severability. In case any provision in this Third Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           SECTION 7. Trust Indenture Act Controls. If any provision of this Third Supplemental Indenture or the Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control.

           SECTION 8. Ratification. Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect and, as amended hereby, the Indenture is in all respects agreed to, ratified and confirmed by each of Company, the Guarantors and the Trustee.

           SECTION 8.Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Third Supplemental Indenture. The statements and recitals herein are deemed to be those of the Company and the Guarantors and not of the Trustee.





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           IN WITNESS WHEREOF, the parties hereto have caused this Third
Supplemental Indenture to be duly executed as of the date first above written.


EYE CARE CENTERS OF AMERICA, INC.             ENCLAVE ADVANCEMENT GROUP, INC.

By: /s/ David E. McComas                      By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: David E. McComas                        Name: Douglas C. Shepard
    Title: Chief Executive Officer                Title: Chief Financial Officer


By: /s/ Douglas C. Shepard
    ---------------------------------
    Name: Douglas C. Shepard
    Title: Executive Vice President
           and Chief Financial Officer


EYEMASTERS, INC.                              ECCA MANAGED VISION CARE, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


ECCA ENTERPRISES, INC.                        VISIONWORKS HOLDINGS, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


EYE CARE HOLDINGS, INC.                       METROPOLITAN VISION SERVICES, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


ECCA MANAGEMENT INVESTMENTS, INC.             HOUR EYES, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


ECCA MANAGEMENT, INC.                         VISIONARY LAB INVESTMENTS, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer



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EYEMASTERS OF TEXAS INVESTMENTS, INC.         VISIONARY LAB SERVICES, LTD.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


EYEMASTERS OF TEXAS MANAGEMENT, INC.          VISIONARY LAB MANAGEMENT, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


STEIN OPTICAL, INC.                           VISIONWORKS, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


EYE DRX RETAIL MANAGEMENT, INC.               ECCA MANAGEMENT SERVICES, LTD.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


VISION WORLD, INC.                            EYEMASTERS OF TEXAS, LTD.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


VISIONARY RETAIL MANAGEMENT, INC.             ECCA DISTRIBUTION SERVICES, LTD.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer


VISIONARY PROPERTIES, INC.                    ECCA DISTRIBUTION MANAGEMENT, INC.

By: /s/ Douglas C. Shepard                    By: /s/ Douglas C. Shepard
    ---------------------------------             ------------------------------
    Name: Douglas C. Shepard                      Name: Douglas C. Shepard
    Title: Chief Financial Officer                Title: Chief Financial Officer



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
ECCA DISTRIBUTION INVESTMENTS, INC.

By: /s/ Douglas C. Shepard
    ---------------------------------
    Name: Douglas C. Shepard
    Title: Chief Financial Officer



THE BANK OF NEW YORK, AS TRUSTEE

By: /s/ Patricia Gallagher
    ---------------------------------
    Name: Patricia Gallagher
    Title: Vice President




















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                                   SCHEDULE A


EyeMasters, Inc.                             Enclave Advancement Group, Inc.

ECCA Enterprises, Inc.                       ECCA Managed Vision Care, Inc.

Eye Care Holdings, Inc.                      Visionworks Holdings, Inc.

ECCA Management Investments, Inc.            Metropolitan Vision Services, Inc.

ECCA Management, Inc.                        Hour Eyes, Inc.

EyeMasters of Texas Investments, Inc.        Visionworks, Inc.

EyeMasters of Texas Management, Inc.         ECCA Management Services, Ltd.

Stein Optical, Inc.                          EyeMasters of Texas, Ltd.

Eye DRx Retail Management, Inc.              ECCA Distribution Services, Ltd.

Vision World, Inc.                           Visionary Lab Services, Ltd.

Visionary Retail Management, Inc.

Visionary Properties, Inc.

ECCA Distribution Investments, Inc.

ECCA Distribution Management, Inc.

Visionary Lab Investments, Inc.

Visionary Lab Management, Inc.











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